EXHIBIT 2.1
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 [SEAL
  STATE OF      DEAN HELLER
  NEVADA]       SECRETARY OF STATE
                206 NORTH CARSON STREET
                CARSON CITY, NEVADA 89701-4299
                (775) 684-5708
                WEBSITE: SECRETARYOFSTATE.BIZ

                                                     Entity#
                                                     E0620012006-1

                                                     Document Number
                                                     20060537560-84

                                                     Date Filed:
                                                     8/22/2006 3:28:40 PM

        ARTICLES OF INCORPORATION
            (PURSUANT TO NRS 78)
                                                     IN THE OFFICE OF
                                                      /S/ DEAN HELLER
                                                     DEAN HELLER
                                                     SECRETARY OF STATE

                                             ABOVE SPACE IS FOR OFFICE USE ONLY
--------------------------------------------------------------------------------
1. Name of
   Corporation:               Kingdom Koncrete, Inc.
                              --------------------------------------------------
2. Resident Agent
   Name and Street            Laughlin Associates, Inc.
   Address:                   2533 North Carson St, Carson, NEVADA  89706
                              --------------------------------------------------
  (Must be a Nevada address   Street Address            City    State   Zip Code
   where process may be
   served)
                              --------------------------------------------------
                              Optional Mailing Address  City    State   Zip Code
================================================================================

3. Shares:
   (number of shares
    corporation               Number of shares                              Number of shares
    authorized to issue)      with par value:  50,000,000 Par value: $0.001 without par value:  0
                                               ----------            ------                    ----
===================================================================================================
4. Names &
   Addresses,                 1.  Ed Stevens
   of Board of                  ------------------------------------------------
   Directors/Trustees:            Name
   (attach additional page if
   there is more than 3           4232 E. Interstate 30               Rockwall  TX     75087
   directors/trustees)          ------------------------------------------------------------------
                                Street Address                          City  State   Zip Code

                              2.
                                ------------------------------------------------
                                  Name

                                ------------------------------------------------
                                Street Address            City  State   Zip Code

                              3.
                                ------------------------------------------------
                                  Name

                                ------------------------------------------------
                                Street Address            City  State   Zip Code
================================================================================
5. Purpose:                   The purpose of this Corporation shall be:
   (optional-see
    instructions)             Any and all lawful activity
================================================================================
6. Names, Address              Ed Stevens              /s/ Edward Stevens
   and Signature of           ---------------------    -------------------------
   Incorporator:                Name                    Signature
   (attach additional page if   4232 E. Interstate 30                 Rockwall  TX      75087
   there is more than 1       ------------------------------------------------------------------------------
   incorporator)              Street Address                            City  State   Zip Code
============================================================================================================
7. Certificate of
   Acceptance of              I hereby accept appointment as Resident Agent for the above  named corporation.
   Appointment of
   Resident Agent:            /s/ illegible                                                  8/22/06
                              ----------------------------------------------------------   ------------------
                              Authorized Signature of R.A. or On Behalf of R.A. Company        Date
=============================================================================================================

This form must be accompanied by appropriate fees.  See attached fee schedule.      Nevada Secretary of State For 78.RTLC
                                                                                                      Revised on: 1/21/03
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